Segment and Geographic Information	3 Months Ended
Mar. 31, 2012
Segment Reporting [Abstract]
Segment and Geographic Information
Segment and Geographic Information
Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (CODM) in deciding how to allocate resources and in assessing performance. Velti's CODM is our chief executive officer. Our business is conducted in a single operating segment. Our CODM reviews a single set of financial data that encompasses our entire operations for purposes of making operating decisions and assessing financial performance. Our CODM manages our business based primarily on broad functional categories of sales, marketing, software and technology platform development and strategy.
We conduct our business in three geographical areas: Europe, Americas, and Asia/Africa. The following table provides revenue by geographic area. Revenue from customers for whom we provide services in multiple locations is reported in the location of the respective customer's domicile; revenue from customers for whom we provide services in a single or very few related locations is reported in the location of the respective customer's place of operations.

	Three Months Ended March 31,
Revenue:	2012		2011
	(in thousands, except percentages)
Europe:
United Kingdom	$16,061	31%	$6,942	23%
All other European countries	15,216	29%	11,744	40%
Total Europe	31,277	60%	18,686	63%
Americas	13,321	26%	8,249	28%
Asia/Africa	7,195	14%	2,615	9%
Total revenue	$51,793	100%	$29,550	100%